SECOND QUARTER 2013 EARNINGS CONFERENCE CALL July 19, 2013

Overview – Second Quarter 2013 Page 2 See reconciliation of organic revenue change on page 17. • Revenue increased 2.4% from Q2-12, 2.2% on an organic basis  U.S. organic growth was 3.3%  International organic growth was 0.8%  Net acquisitions added 1.2%  Foreign currency changes decreased revenue by 1.0% • Strong new business record continued • Q2 operating income was $175 million, operating margin was 10.0% • Diluted EPS was $0.18 compared with $0.22 a year ago  Higher Q2 effective tax rate compared with Q2-12 • Average diluted shares decreased 6.2% from Q2-12

2013 2012 Revenue 1,756.2$ 1,715.7$ Salaries and Related Expenses 1,120.2 1,088.9 Office and General Expenses 461.2 450.4 Operating Income 174.8 176.4 Interest Expense (37.5) (32.7) Interest Income 5.8 6.7 Other Income, net 4.8 4.7 Income Before Income Taxes 147.9 155.1 Provision for Income Taxes 62.0 50.1 Equity in Net Income of Unconsolidated Affiliates 0.2 0.5 Net Income 86.1 105.5 Net Income Attributable to Noncontrolling Interests (3.3) (3.6) Net Income Attributable to IPG 82.8 101.9 Dividends on Preferred Stock (2.9) (2.9) 79.9$ 99.0$ Earnings per Share Available to IPG Common Stockholders: Basic 0.19$ 0.23$ Diluted 0.18$ 0.22$ Weighted-Average Number of Common Shares Outstanding: Basic 425.1 437.4 Diluted 448.3 477.7 Dividends Declared per Common Share 0.075$ 0.060$ Three Months Ended June 30, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 17 and 18. Integrated Agency Networks (“IAN”): McCann Worldgroup, Draftfcb, Lowe & Partners, IPG Mediabrands and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists $ % Change $ % Change June 30, 2012 1,715.7$ 3,222.5$ Total change 40.5 2.4% 76.7 2.4% Foreign currency (17.4) (1.0%) (29.6) (0.9%) Net acquisitions/(divestitures) 19.9 1.2% 33.2 1.0% Organic 38.0 2.2% 73.1 2.3% June 30, 2013 1,756.2$ 3,299.2$ Three Months Ended Six Months Ended 2013 2012 Total Organic 2013 2012 Total Organic IAN 1,435.7$ 1,423.3$ 0.9% 0.8% 2,676.8$ 2,667.2$ 0.4% 0.3% CMG 320.5$ 292.4$ 9.6 9.3 622.4$ 555.3$ 12.1 11.5 Change Six Months Ended Change Three Months Ended June 30, June 30,

Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 17 and 18. Total Organic Total Organic United States 4.8% 3.3% 3.3% 2.0% Internatio al (0.7%) 0.8% 1.2% 2.7% United Kingdom (5.8%) (1.3%) 2.3% 4.4% Continental Europe (6.8%) (8.0%) (5.9%) (7.0%) Asia Pacific 4.7% 4.5% 3.9% 4.5% Latin America 11.4% 16.1% 10.3% 16.1% All Other Markets (5.3%) (1.8%) (0.9%) 2.9% Worldwide 2.4% 2.2% 2.4% 2.3% Three Months Ended June 30, 2013 Six Months Ended June 30, 2013

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 0.9% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Organic Revenue Growth Page 6 See reconciliation on page 19. Trailing Twelve Months Q2-13

Expenses ($ in Millions) Page 7 See reconciliations of organic measures on pages 17 and 18. Salaries & Related 2013 2012 $ Total Organic Three Months Ended June 30, 1,120.2$ 1,088.9$ 31.3$ 2.9% 2.8% % of Revenue 63.8% 63.5% Three months severance 22.9$ 20.6$ 2.3$ 11.2% % of Revenue 1.3% 1.2% Six Months Ended June 30, 2,252.3$ 2,193.8$ 58.5$ 2.7% 2.5% % of Revenue 68.3% 68.1% Six months severance 49.0$ 42.0$ 7.0$ 16.7% % of Revenue 1.5% 1.3% Office & General 2013 2012 $ Total Organic Three Months Ended June 30, 461.2$ 450.4$ 10.8$ 2.4% 2.8% % of Revenue 26.3% 26.3% Three months occupancy expense (ex-D&A) 124.1$ 120.9$ 3.2$ 2.6% % of Revenue 7.1% 7.0% Six Months Ended June 30, 914.5$ 891.7$ 22.8$ 2.6% 3.1% % of Revenue 27.7% 27.7% Six months occupancy expense (ex-D&A) 246.7$ 242.8$ 3.9$ 1.6% % of Revenue 7.5% 7.5% Change Change

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 9.6% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Operating Margin Page 8 Trailing Twelve Months Q2-13

Balance Sheet – Current Portion ($ in Millions) Page 9 June 30, December 31, June 30, 2013 2012 2012 CURRENT ASSETS: Cash and cash equivalents ⁽¹⁾ 1,613.9$ 2,574.8$ 1,502.0$ Marketable securities 4.6 16.0 12.7 Restricted marketable securities ⁽²⁾ 0.0 0.0 136.0 Accounts receivable, net 4,047.8 4,496.6 3,741.3 Expenditures billable to clients 1,545.9 1,318.8 1,504.1 Other current assets 391.9 332.1 341.2 Total current assets 7,604.1$ 8,738.3$ 7,237.3$ CURRENT LIABILITIES: Accounts payable 5,891.0$ 6,584.8$ 6,026.6$ Accrued liabilities 548.6 728.2 593.9 Short-term borrowings 186.0 172.1 177.0 Current portion of long-term debt⁽¹⁾ 594.8 216.6 217.7 Total current liabilities 7,220.4$ 7,701.7$ 7,015.2$ (1) On July 15, 2013, we paid $630 to redeem $600 aggregate principal amount of our 10.00% Senior Unsecured Notes at 105%. (2) In the second quarter of 2012, Facebook completed an initial public offering and as a result, our Facebook investment was reclassified to restricted marketable securities and adjusted to market value through stockholders’ equity on our balance sheet. In the fourth quarter of 2012, we sold our Facebook investment.

2013 2012 NET INCOME 87$ 106$ OPERATING ACTIVITIES Depreciation & amortization 51 50 Deferred taxes 36 9 Other non-cash items (9) (1) Change in working capital, net 17 (16) Other non-current assets & liabilities 2 9 Net cash provided by Operating Activities 184 157 INVESTING ACTIVITIES Capital expenditures (29) (36) Acquisitions & deferred payments, net (13) (50) Business & investment purchases/sales, net (1) 9 Net cash used in Investing Activities (43) (77) FINANCING ACTIVITIES Repurchase of common stock (105) (65) Common stock dividends (32) (26) Net increase in short-term bank borrowings 30 25 Acquisition-related payments (26) (35) Exercise of stock options 14 3 Distributions to noncontrolling interests (6) (7) Preferred stock dividends (3) (3) Other financing activities 6 (4) Net cash used in Financing Activities (122) (112) Currency Effect (51) (40) Decrease in Cash & S/T Marketable Securities (32)$ (72)$ Three Months Ended June 30, Cash Flow ($ in Millions) Page 10 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,666 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 6/30/2013 $2,450 $2,259 Total Debt (1) ($ in Millions) Page 11 (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. (3) In March 2013, we retired $200 aggregate principal amount of our 4.75% Convertible Senior Notes, primarily through conversion into IPG common stock. (4) On July 15, 2013, we redeemed $600 aggregate principal amount of our 10.00% Notes. (2) (2)(3)(4)

Summary Page 12 • Improved US growth together with mixed international performance by market • Strong record of new business • Continued expense focus while making revenue-associated investments • Driving further value creation through capital returns

Appendix

Operating Performance (Amounts in Millions, except per share amounts) Page 14 2013 2012 Revenue 3,299.2$ 3,222.5$ Salaries and Related Expenses 2,252.3 2,193.8 Office and General Expenses 914.5 891.7 Operating Income 132.4 137.0 Interest Expense (74.3) (65.3) Interest Income 12.2 14.7 Other Income, net 6.6 3.4 Income Before Income Taxes 76.9 89.8 Provision for Income Taxes 49.6 30.9 Equity in Net Income of Unconsolidated Affiliates 0.3 0.9 Net Income 27.6 59.8 Net Income Attributable to Noncontrolling Interests (1.1) (0.9) Net Income Attributable to IPG 26.5 58.9 Dividends on Preferred Stock (5.8) (5.8) 20.7$ 53.1$ Earnings per Share Available to IPG Common Stockholders: Basic 0.05$ 0.12$ Diluted 0.05$ 0.12$ Weighted-Average Number of Common Shares Outstanding: Basic 419.7 437.5 Diluted 425.1 459.7 Dividends Declared per Common Share 0.15$ 0.12$ Net Income Available to IPG Common Stockholders Six Months Ended June 30,

2013 2012 NET INCOME 28$ 60$ OPERATING ACTIVITIES Depreciation & amortization 106 100 Deferred taxes (14) (43) Other non-cash items (4) 17 Change in working capital, net (705) (461) Other non-current assets & liabilities (2) (14) Net cash used in Operating Activities (591) (341) INVESTING ACTIVITIES Acquisitions & deferred payments, net (48) (52) Capital expenditures (47) (58) Business & investment purchases/sales, net 1 12 Net cash used in Investing Activities (94) (98) FINANCING ACTIVITIES Purchase of long-term debt (1) (401) Proceeds from issuance of long-term debt - 247 Repurchase of common stock (181) (118) Common stock dividends (63) (52) Net increase in short-term bank borrowings 19 29 Exercise of stock options 32 8 Acquisition-related payments (27) (35) Distributions to noncontrolling interests (7) (9) Preferred stock dividends (6) (6) Other financing activities 8 (4) Net cash used in Financing Activities (226) (341) Currency Effect (61) (21) Decrease in Cash & S/T Marketable Securities (972)$ (801)$ Six Months Ended June 30, Cash Flow ($ in Millions) Page 15 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20. (1)

Depreciation and Amortization ($ in Millions) Page 16 Q1 Q2 YTD 2013 Depreciation and amortization of fixed assets and intangible assets 38.2$ 39.2$ 77.4$ Amortization of restricted stock and other non-cash compensation 15.5 9.4 24.9 Net amortization of bond discounts and deferred financing costs 1.4 2.6 4.0 Q1 Q2 Q3 Q4 FY 2012 Depreciation and amortization of fixed assets and intangible assets 34.6$ 36.8$ 37.4$ 38.9$ 147.7$ Amortization of restricted stock and other non-cash compensation 16.7 12.7 8.3 6.8 44.5 Net amortization of bond (premiums) discounts and deferred financing costs (1.7) 1.0 1.0 1.5 1.8 2013 2012

Reconciliation of Organic Measures ($ in Millions) Page 17 Three Months Ended June 30, 2012 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended June 30, 2013 Organic Total Segment Revenue IAN 1,423.3$ (15.7)$ 17.2$ 10.9$ 1,435.7$ 0.8% 0.9% CMG 292.4 (1.7) 2.7 27.1 320.5 9.3% 9.6% Total 1,715.7$ (17.4)$ 19.9$ 38.0$ 1,756.2$ 2.2% 2.4% Geographic United States 950.9$ -$ 14.1$ 31.6$ 996.6$ 3.3% 4.8% International 764.8 (17.4) 5.8 6.4 759.6 0.8% (0.7%) United Kingdom 126.7 (4.3) (1.3) (1.7) 119.4 (1.3%) (5.8%) Continental Europe 210.7 2.4 - (16.8) 196.3 (8.0%) (6.8%) Asia Pacific 211.0 (6.5) 6.9 9.6 221.0 4.5% 4.7% Latin America 107.5 (5.2) 0.2 17.3 119.8 16.1% 11.4% All Other Markets 108.9 (3.8) - (2.0) 103.1 (1.8%) (5.3%) Worldwide 1,715.7$ (17.4)$ 19.9$ 38.0$ 1,756.2$ 2.2% 2.4% Expenses Salaries & Related 1,088.9$ (9.4)$ 10.3$ 30.4$ 1,120.2$ 2.8% 2.9% Office & General 450.4 (5.0) 3.4 12.4 461.2 2.8% 2.4% Total 1,539.3$ (14.4)$ 13.7$ 42.8$ 1,581.4$ 2.8% 2.7% Components of Change Change Organic

Reconciliation of Organic Measures ($ in Millions) Page 18 Six Months Ended June 30, 2012 Foreign Currency Net Acquisitions / (Divestitures) Organic Six Months Ended June 30, 2013 Organic Total Segment Revenue IAN 2,667.2$ (27.0)$ 27.5$ 9.1$ 2,676.8$ 0.3% 0.4% CMG 555.3 (2.6) 5.7 64.0 622.4 11.5% 12.1% Total 3,222.5$ (29.6)$ 33.2$ 73.1$ 3,299.2$ 2.3% 2.4% Geographic United States 1,830.6$ -$ 24.6$ 35.8$ 1,891.0$ 2.0% 3.3% International 1,391.9 (29.6) 8.6 37.3 1,408.2 2.7% 1.2% United Kingdom 251.9 (4.9) (0.2) 11.0 257.8 4.4% 2.3% Continental Europe 378.0 4.8 (0.5) (26.5) 355.8 (7.0%) (5.9%) Asia Pacific 381.9 (11.0) 9.0 17.0 396.9 4.5% 3.9% Latin America 186.8 (11.1) 0.3 30.1 206.1 16.1% 10.3% All Other Markets 193.3 (7.4) - 5.7 191.6 2.9% (0.9%) Worldwide 3,222.5$ (29.6)$ 33.2$ 73.1$ 3,299.2$ 2.3% 2.4% Expenses Salaries & Related 2,193.8$ (16.6)$ 20.1$ 55.0$ 2,252.3$ 2.5% 2.7% Office & General 891.7 (10.1) 5.4 27.5 914.5 3.1% 2.6% Total 3,085.5$ (26.7)$ 25.5$ 82.5$ 3,166.8$ 2.7% 2.6% Components of Change Change

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9

Page 19

($ in Millions)

IPG

Reconciliation of Investing Cash Flow ($ in Millions) Page 20 2013 2012 2013 2012 INVESTING ACTIVITIES Cash used in Investing Activities per presentation (43)$ (77)$ (94)$ (98)$ Purchase, sale and maturities of short-term marketable securities, net 1 - 12 - Cash used in Investing Activities as reported (42)$ (77)$ (82)$ (98)$ Three Months Ended June 30, Six Months Ended June 30,

Metrics Update

Metrics Update Page 22 SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

Salaries & Related Expenses Page 23 63.0% 63.1% 63.3% 60.0% 62.0% 64.0% 66.0% 6/30/2012 12/31/2012 6/30/2013 % of Revenue, Trailing Twelve Months

Salaries & Related Expenses (% of Revenue) Page 24 Three and Six Months Ended June 30 “All Other Salaries & Related,” not shown, was 2.6% and 2.7% for the three months ended June 30, 2013 and 2012, respectively, and 2.6% and 2.8% for the six months ended June 30, 2013 and 2012, respectively. 2013 2012

Office & General Expenses Page 25 27.1% 27.1% 27.1% 25.0% 26.0% 27.0% 28.0% 29.0% 6/30/2012 12/31/2012 6/30/2013 % of Revenue, Trailing Twelve Months

Office & General Expenses (% of Revenue) Page 26 Three and Six Months Ended June 30 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, contingent acquisition obligations, foreign currency gains (losses), restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2013 2012

$1,515 $1,202 $2,591 $1,651 $1,619 $983 $984 $985 $986 $986 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 27 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility (1) Includes net proceeds from our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to address our capital structure in 2013. (2) On July 15, 2013, we paid $630 to redeem $600 aggregate principal amount of our 10.00% Notes at 105%. (1) (1) (2) (1)

Last Twelve Months Ending June 30, 2013 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 7.79x II. Leverage Ratio (not greater than): 2.75x Actual Leverage Ratio: 1.91x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending June 30, 2013 Interest Expense: $142.5 - Interest income 27.0 - Other 15.7 + Preferred stock dividends 11.6 Net interest expense as defined: $111.4 EBITDA Reconciliation Last Twelve Months Ending June 30, 2013 Operating Income: $673.9 + Depreciation and amortization 193.6 + Other non-cash charges 0.5 EBITDA as defined: $868.0 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 28 (1) In November 2012, we entered into an amendment to our Credit Agreement that modified the definition of debt for our financial covenants. As a result of this amendment, the Senior Notes we issued in November 2012 do not have an impact on our financial covenants until August 15, 2013, unless and to the extent the 4.75% Notes or the 10.00% Notes are retired prior to that date. We retired our 4.75% Notes in the first quarter of 2013 and on July 15, 2013, we redeemed $600 aggregate principal amount of our 10.00% Notes at 105%. (1) (1) (1)

Cautionary Statement Page 29 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.